UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FARMER BROS. CO.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

This supplement (the “Proxy Supplement”) updates the Definitive Proxy Statement, dated December 2, 2022 (the “Proxy Statement”), previously furnished to stockholders of Farmer Bros. Co., a Delaware  corporation (the “Company”), in connection with the Company’s Annual Meeting of Stockholders to be held on Thursday, January 12, 2023, at 11:00 a.m., Central Standard Time. This Proxy Supplement is being filed solely to correct an error on the proxy card furnished to stockholders. Specifically, Item 1 of the proxy card regarding the election of directors incorrectly gives the voting options “For,” “Against,” or “Abstain”. Instead, Item 1 should give the voting options “For” or “Withhold.” Accordingly, the Company is providing a revised proxy card to its stockholders as of the record date. Except as described herein, this Proxy Supplement does not modify, amend, supplement, or otherwise affect the Proxy Statement.

FARMER BROS. CO.
1912 FARMER BROTHERS DRIVE
NORTHLAKE, TX 76262

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on January 11, 2023 for shares held directly and by 11:59 p.m. Eastern Time on January 9, 2023 for shares held by the 401(K) Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FARM2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on January 11, 2023 for shares held directly and by 11:59 p.m. Eastern Time on January 9, 2023 for shares held by the 401(K) Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D94216-P79841 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FARMER BROS. CO.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Allison M. Boersma	☐	☐
1b. Stacy Loretz-Congdon	☐	☐
1c. D. Deverl Maserang II	☐	☐
1d. Christopher P. Mottern	☐	☐
1e. David A. Pace	☐	☐
1f. Alfred Poe	☐	☐
1g. Bradley L. Radoff	☐	☐
1h. John D. Robinson	☐	☐
1i. Waheed Zaman	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:	**For**	**Against**	**Abstain**
2. To approve the Company's Second Amended and Restated Certificate of Incorporation.	☐	☐	☐
3. To ratify the selection of Grant Thornton LLP as the Company's independent registered accounting firm for the fiscal year ending June 30, 2023.	☐	☐	☐
4. To hold an advisory (non-binding) vote to approve the compensation paid to the Company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D94217-P79841

FARMER BROS. CO.
Annual Meeting of Stockholders
January 12, 2023 11:00 AM, CST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) D. Deverl Maserang, II, Scott R. Drake, and Jared Vitemb, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FARMER BROS. CO. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held online at 11:00 AM, CST on January 12, 2023, at www.virtualshareholdermeeting.com/FARM2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side